UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 11,  2017

__________

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

__________

Delaware (State or other jurisdiction of incorporation or organization)	000-06936 (Commission File Number)	95-1797918 (I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110 (Address of principal executive offices, with zip code)

(619) 275-1400 (Registrant’s telephone number, including area code)

n/a (Former name or former address, if changed since last report)

__________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective July 11,  2017, the Board of Directors (the “Board”) of WD-40 Company (the “Company”), based upon the recommendation of the Corporate Governance Committee of the Board (the “Governance Committee”), approved amendments to the Company’s Bylaws (the “Bylaws” and, as amended and restated, the “Amended Bylaws”) primarily to implement a majority voting standard for uncontested director elections.

The Amended Bylaws provide that a director nominee shall be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election. Notwithstanding the foregoing, directors shall be elected by a plurality of the votes cast at any meeting of shareholders for which a shareholder has nominated a person for election to the Board by way of a notice that purports to be in compliance with the advance notice requirements for director nominees proposed by shareholders or the proxy access requirements set forth in the Bylaws.  The Amended Bylaws also amend the title of Section 2.15 to read “Nomination of Directors”.

The foregoing summary is qualified in its entirety by reference to the Amended Bylaws, which are attached as Exhibit 3.1 hereto and incorporated by reference herein.

ITEM 8.01.	Other Events

On and effective July 11, 2017, in connection with the Amended Bylaws, the Board also adopted amendments to the Company’s Corporate Governance Guidelines (as amended, the “Amended Corporate Governance Guidelines”) primarily to provide a director resignation policy (the “Resignation Policy”).  Under the Resignation Policy, an incumbent director must tender his or her resignation to the Board if the director does not receive the required majority vote in an uncontested election.  The Governance Committee will then make a recommendation to the Board to accept or reject such resignation, and the Board will take formal action on the Governance Committee’s recommendation no later than 90 days after the shareholder meeting at which the election of directors occurred.

The foregoing summary is qualified in its entirety by reference to the Amended Corporate Governance Guidelines, which are attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of WD-40 Company, dated July 11, 2017.

99.1	Amended Corporate Governance Guidelines, dated July 11, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: July 14, 2017	/s/ RICHARD T. CLAMPITT
Richard T. Clampitt
Vice President, General Counsel
and Corporate Secretary